UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2021

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01	Regulation FD Disclosure.

Occidental Petroleum Corporation (“Occidental”) continues to evaluate the impact of Hurricane Ida on its Gulf of Mexico and Chemical operations. We are relieved to report that all employees and contractors are safe following the storm.

Occidental’s offshore platforms in the Gulf of Mexico did not incur any storm-related damage; three of the ten platforms have restarted production, with three additional platforms prepared to restart production shortly. The other four platforms remain shut-in as Occidental works with partners to assess the potential storm-related impact to third-party midstream and downstream infrastructure, while exploring alternatives. The primary shore bases that support Occidental’s Gulf of Mexico operations sustained damage from Hurricane Ida, and we have temporarily relocated the impacted shore-based operations to alternative locations. As our operations in the Gulf of Mexico are reliant upon third parties, we cannot provide a timeline for full restoration of operations at this time.

Our Louisiana-based Chemical facilities did not incur any material storm-related damage and are in the process of restarting. We are working closely with utilities and third-party providers on their timelines to restore operations. As a result of the widespread impact to Louisiana power infrastructure, these facilities will likely initially operate at reduced capacity before increasing operating rates as the supply of feedstock and power becomes increasingly available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any statements regarding restoration of operations and impact of the hurricane; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “likely,” “prepared,” “will,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: actions by third parties, including producers, utilities, and feedstock suppliers; Occidental’s ability to move operations or pursue alternatives to interrupted operations; future weather events; the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations; supply and demand considerations for, and the prices of, Occidental’s products and services; results from operations and competitive conditions; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions; governmental actions and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deepwater and onshore drilling and permitting regulations, and environmental regulation (including regulations related to climate change); environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws and regulations (including remedial actions); Occidental's ability to recognize intended benefits from its business strategies and initiatives; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
Name:	Nicole E. Clark
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: September 8, 2021